UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2015

SUNOPTA INC.

(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West

Brampton, Ontario, L7A 0H2, Canada

(Address of Principal Executive Offices)

(905) 455-1990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

In connection with a proposed financing transaction, the registrant is providing prospective investors with certain information, an excerpt of which is included as Exhibit 99.1, which is incorporated herein by reference.

This report does not constitute an offer or sale of any securities for sale. Any securities offered may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the registrant’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the registrant expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

Certain statements included in this report may be considered “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation, which are based on information available to us on the date of this report. These forward-looking statements include, but are not limited to, the anticipated closing date of the acquisition of Sunrise (the “Transaction”), the anticipated sources and amounts of debt and equity financing to satisfy the purchase price for the Transaction, and our expectation that we will continue to have access to capital to support further acquisitions and strategic growth initiatives following the Transaction. Terms and phrases such as “will”, “look forward”, “expects”, “believes”, “intends” and other similar terms and phrases are intended to identify these forward looking statements. Forward looking statements are based on information available to us on the date of this report and are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors the Company believes are appropriate in the circumstances. The Company makes no representation that reasonable business people in possession of the same information would reach the same conclusions. Whether actual timing and results will agree with expectations and predications of the Company is subject to many risks and uncertainties which include, but are not limited to: risks associated with acquisitions generally such as the inability to obtain or delays in obtaining required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt and equity financings necessary to satisfy the purchase price; failure to retain key management and employees of Sunrise; issues or delays in the successful integration of Sunrise’s operations with those of the Company including incurring or experiencing unanticipated costs and/or delays or difficulties, future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; risks associated with integrating the operations, systems, and personnel of Sunrise; conditions affecting the frozen fruit industry generally; local and global political and economic conditions; conditions in the securities market that are less favourable than expected; and changes in the level of capital investment, as well as other risks described from time to time under “Risk Factors” in the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q (available at www.sec.gov). Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The list of exhibits in the exhibit index hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Robert McKeracher
Robert McKeracher
Vice President and Chief Financial Officer

Date	September 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from materials to be provided to prospective investors on September 28, 2015.